EXHIBIT  24


                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a Director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2000 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to the Form 10-K.

     Witness my signature as of the 18th day of September, 2000.


                              /S/ David R. Crichton
                              _____________________________
                              David R. Crichton


                                             EXHIBIT  24


                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a Director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2000 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to the Form 10-K.

     Witness my signature as of the 25th day of September, 2000.


                              /s/ William R. Fenoglio
                              _____________________________
                              William R. Fenoglio


                                             EXHIBIT  24


                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a Director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2000 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to the Form 10-K.

     Witness my signature as of the 25th day of September, 2000.


                              /s/ Walter F. Greeley
                              _____________________________
                              Walter F. Greeley


                                             EXHIBIT  24


                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a Director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2000 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to the Form 10-K.

     Witness my signature as of the 25th day of September, 2000.


                              /s/ Daniel B. Hogan
                              _____________________________
                              Daniel B. Hogan


                                             EXHIBIT  24


                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a Director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2000 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to the Form 10-K.

     Witness my signature as of the 25th day of September, 2000.


                              /s/ Thomas L. King
                              _____________________________
                              Thomas L. King

                                             EXHIBIT  24


                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a Director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2000 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to the Form 10-K.

     Witness my signature as of the 13th day of September, 2000.


                              /s/ C. Kevin Landry
                              _____________________________
                              C. Kevin Landry

                                             EXHIBIT  24


                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a Director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2000 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to the Form 10-K.

     Witness my signature as of the 25th day of September, 2000.


                              /s/  H. Nicholas Muller, III
                              _____________________________
                              H. Nicholas Muller, III

                                             EXHIBIT  24


                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a Director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2000 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to the Form 10-K.

     Witness my signature as of the 25th day of September, 2000.


                              /s/ Sol Sackel
                              _____________________________
                              Sol Sackel

                                             EXHIBIT  24


                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a Director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2000 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to the Form 10-K.

     Witness my signature as of the 18th day of September, 2000.


                              /s/ Edward J. Trainor
                              _____________________________
                              Edward J. Trainor

                                             EXHIBIT  24


                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a Director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2000 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to the Form 10-K.

     Witness my signature as of the 18th day of September, 2000.


                              /s/ Edward F. Paquette
                              _____________________________
                              Edward F. Paquette